UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On June 9, 2022, Intra-Cellular Therapies, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. Of 94,301,718 shares of common stock outstanding and eligible to vote as of the record date of April 19, 2022, a quorum of 86,630,915 shares, or 91.87% of the eligible shares, was present or represented by proxy.

(b)    The following actions were taken at such meeting:

1.    The following nominees were reelected to serve on the Company’s Board of Directors as Class III Directors until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sharon Mates, Ph.D.	73,143,030	8,347,135	5,140,750
Rory B. Riggs	71,280,811	10,209,354	5,140,750
Robert L. Van Nostrand	62,467,894	19,022,271	5,140,750

2.    The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,854,844	2,746,007	30,064	0

3.    On an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,532,689	12,891,962	65,514	5,140,750

4.    On an advisory basis, “one year” for the frequency of future advisory votes on executive compensation of the Company’s named executive officers was approved, based on the following votes:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
74,248,175	36,863	7,131,703	73,424	5,140,750

(d)    In accordance with the stockholder voting results, in which “one year” received the highest number of votes cast on the advisory vote regarding the frequency of holding an advisory vote on the compensation of the Company’s named executive officers, and the Company’s Board of Directors’ recommendation in the Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders, the Board of Directors has determined that future stockholder advisory votes on executive compensation will occur every year. Accordingly, the next stockholder advisory vote on executive compensation will be held at the Company’s 2023 annual meeting of stockholders. The next required stockholder advisory vote regarding the frequency of holding an advisory vote on executive compensation will be in six years at the Company’s 2028 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Senior Vice President of Finance, Chief Financial Officer,
Treasurer and Assistant Secretary

Date: June 13, 2022